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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                             Form 8-K


                          CURRENT REPORT





  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report:  July 3, 1995








                            AT&T CORP.


A New York              Commission File          I.R.S. Employer
Corporation               No. 1-1105             No. 13-4924710




     32 Avenue of the Americas, New York, New York 10013-2412


                 Telephone Number (212) 387-5400
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Form 8-K                                               AT&T Corp.
July 3, 1995


Item 5.  Other Events.

     Filed herewith, as Exhibit 5, is the opinion of Ephraim M. Brecher, Vice President - Taxes and Tax Counsel of AT&T Corp. ("AT&T"), as to certain United States Federal income tax consequences to holders of certain Notes of AT&T registered with the Securities and Exchange Commission ("SEC") under Registration Statement No. 33-59495, effective June 5, 1995, which Registration Statement pertains to Notes and Warrants to purchase Notes for an aggregate offering price of up to $3,000,000,000. The affected Notes are those to be designated as Medium Term Notes, Series B.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 5 Opinion of Ephraim M. Brecher, Vice President - Taxes and Tax Counsel of AT&T, as to certain United States Federal income tax consequences to holders of certain Notes of AT&T registered with the SEC under
                         Registration Statement No. 33-59495.

          Exhibit 23 Consent of Ephraim M. Brecher, Vice President - Taxes and Tax Counsel of
                         AT&T is contained in opinion of counsel
                         filed as Exhibit 5.
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Form 8-K                                               AT&T Corp.
July 3, 1995




                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   AT&T CORP.




                              By:  S. L. Prendergast
                                   Vice President and Treasurer





July 5, 1995

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                          EXHIBIT INDEX


Exhibit
Number
- - -------

   5 Opinion of Ephraim M. Brecher, Vice President - Taxes and Tax Counsel of AT&T, as to certain United States
          Federal income tax consequences to holders of certain
          Notes of AT&T registered with the SEC under Registration Statement No. 33-59495.

  23 Consent of Ephraim M. Becher, Vice President - Taxes and Tax Counsel of AT&T is contained in opinion of counsel filed as Exhibit 5.